                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 10, 2007
                                                           ------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      0-25918                    13-3672716
        --------                      -------                    ----------
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)

                 1350 Broadway, Suite 2300, New York, New York        10018
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                    (Address of Principal Executive Offices)        (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE   OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
            DIRECTORS;   APPOINTMENT   OF   CERTAIN   OFFICERS;   COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On May 10, 2007, Everlast Worldwide Inc. (the "Company") entered into an employment agreement with Angel Giusti (the "Agreement") dated as of May 2, 2007 pursuant to which the Company employs Mr. Giusti as its Senior Vice President,
Sales. The Agreement provides for an initial term of one year with an annual base salary of $215,000. In addition, Mr. Giusti is eligible to receive a bonus of up to 20% of his base salary. A copy of the Agreement is attached hereto as
Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number    Description
--------------    -----------

99.1              Employment   Agreement  between  Angelo  Giusti  and  Everlast
                  Worldwide Inc. dated as of May 2, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                          (Registrant)

Date: May 11, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name: Gary J. Dailey
                                    Title: Chief Financial Officer